UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 20, 1999
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated
June 20, 1999 attached as Exhibit 20, relating to the unaudited results for the six months ended June 30, 1999.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated
June 20, 1999 attached as Exhibit 20, relating to the unaudited results for the six months ended June 30, 1999.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     July 21, 1999                /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated July 20, 1999

Exhibit 20
NEWS RELEASE


FOR IMMEDIATE RELEASE
July 20, 1999

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
        UNAUDITED RESULTS SECOND QUARTER 1999 - YEAR-TO-DATE $364,000

Champaign, Illinois - Great American Bancorp, Inc. (NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $364,000 for the six months ended June 30, 1999, a decrease of $155,000, or 29.9%, from the $519,000 reported for the same period in 1998. Basic earnings per share were $0.30 in 1999, compared to $0.35 in 1998, while fully diluted earnings per share were $0.29 in 1999, compared to $0.33 in 1998.

Net interest income was $2,827,000 for the six months ended June 30, 1999, compared to $2,942,000 for the first six months in 1998, a decrease of $115,000 or 3.9%. The provision for loan losses was $273,000 for the six months ended June 30, 1999 and $78,000 for the same period in 1998. The increase was primarily due to an increase in the monthly provision due to a commercial loan totaling $1.35 million becoming non-performing during the fourth quarter of 1998.

Noninterest income totaled $782,000 in 1999, $163,000, or 26.3%, higher than the $619,000 recorded for the six months ended June 30, 1998. This increase was due primarily to an increase in insurance sales commissions, which totaled $341,000 for the six months ended June 30, 1999, compared to $220,000 for the same period in 1998, generated by GTPS Insurance Agency which was formed in September 1997. Noninterest expense was $2,718,000 in 1999, $164,000, or 6.4%, higher than the $2,554,000 reported for the six months ended June 30, 1998.

Net income totaled $153,000 for the quarter ended June 30, 1999, compared to $275,000 for the quarter ended June 30, 1998. Basic earnings per share for the second quarter of 1999 were $0.12 in 1999, compared to $0.19 in 1998, while fully diluted earnings per share were $0.12 in 1999, compared to $0.18 in 1998.

Total assets at June 30, 1999 were $154.6 million, a decrease of $2.6 million, or 1.7%, from total assets of $157.2 million at December 31, 1998.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.



This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."

                              ###
                          GTPS-pr-99-05

Great American Bancorp, Inc.
Consolidated Balance Sheet
June 30, 1999 and December 31, 1998
(in thousands)
                                            June 30, 1999      Dec. 31, 1998
                                              (Unaudited)
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       5,270      $       6,429
Interest-bearing demand deposits                    7,678             15,386
                                              --------------------------------
 Cash and cash equivalents                         12,948             21,815

Investment securities:
 Available for sale                                   998              1,001
 Held to maturity                                   3,529              1,977
Loans                                             127,840            122,672
 Allowance for loan losses                         (1,202)              (925)
                                            --------------------------------
  Net loans                                       126,638            121,747
Premises and equipment                              7,376              7,551
Federal Home Loan Bank stock                          767                736
Other assets                                        2,348              2,344
                                            --------------------------------
   Total assets                             $     154,604      $     157,171
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $       9,243      $       8,401
  Interest bearing                                111,686            114,619
                                            --------------------------------
   Total deposits                                 120,929            123,020

 Short-term borrowings                              2,500              2,000
 Long-Term debt                                     7,000              7,000
 Other liabilities                                  1,693              1,999
                                            --------------------------------
   Total liabilities                              132,122            134,019
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued and outstanding -- 2,052,750 shares            21                 21
Paid-in-capital                                    19,929             19,877
Retained earnings --
 substantially restricted                          16,509             16,411
Net unrealized gain on securities
 available for sale                                    (1)                 1
                                            --------------------------------
                                                   36,458             36,310
Less:
 Treasury stock - 760,367 and
  693,067 shares                                  (13,042)           (11,999)
 Unearned employee stock
  ownership plan shares                              (524)              (637)
 Unearned incentive plan shares                      (410)              (522)
                                            --------------------------------
                                                  (13,976)           (13,158)
                                            --------------------------------
Total stockholders' equity                         22,482             23,152
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     154,604      $     157,171
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Six Months Ended June 30, 1999 and June 30, 1998
(unaudited, in thousands, except share data)

                                          Six Months Ended  Six Months Ended
                                           June 30, 1999    June 30, 1998
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      5,016      $       4,927
 Investment securities
  Taxable                                              58                112
  Tax exempt                                           18                  5
 Deposits with financial
  institutions and other                              382                371
                                            --------------------------------
   Total interest income                            5,474              5,415
                                            --------------------------------
Interest expense:
 Deposits                                           2,398              2,447
 Other                                                249                 26
                                            --------------------------------
   Total interest expense                           2,647              2,473
                                            --------------------------------
   Net interest income                              2,827              2,942
Provision for loan losses                             273                 78
                                            --------------------------------
   Net interest income after
     provision for loan losses                      2,554              2,864
                                            --------------------------------
Noninterest income:
 Brokerage commissions                                 76                 86
 Insurance sales commissions                          341                220
 Service charges on deposit accounts                  267                222
 Loan servicing fees                                    9                 13
 Other customer fees                                   77                 68
 Other income                                          12                 10
                                            --------------------------------
   Total noninterest income                           782                619
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                     1,478              1,408
 Net occupancy expenses                               304                266
 Equipment expenses                                   211                175
 Data processing fees                                  30                 99
 Deposit insurance expense                             36                 34
 Printing and office supplies                         136                126
 Legal and professional fees                          172                 79
 Directors and committee fees                          51                 52
 Insurance expense                                     25                 21
 Marketing and advertising expenses                    85                 95
 Other expenses                                       190                199
                                            --------------------------------
   Total noninterest expense                        2,718              2,554
                                            --------------------------------
   Income before income tax                           618                929
Income tax expense                                    254                410
                                            --------------------------------
   Net income                               $         364      $         519
                                            ================================
Earnings per share:
 Basic                                      $        0.30      $        0.35
                                            ================================
 Diluted                                    $        0.29      $        0.33
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three Months Ended June 30, 1999 and June 30, 1998
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                            June 30, 1999      June 30, 1998
----------------------------------------------------------------------------
Interest income:
 Loans                                       $      2,501      $       2,546
 Investment securities
  Taxable                                              20                 56
  Tax exempt                                           10                  2
 Deposits with financial
  institutions and other                              186                160
                                            --------------------------------
   Total interest income                            2,717              2,764
                                            --------------------------------
Interest expense:
 Deposits                                           1,193              1,241
 Other                                                134                 18
                                            --------------------------------
   Total interest expense                           1,327              1,259
                                            --------------------------------
   Net interest income                              1,390              1,505
Provision for loan losses                             150                 39
                                            --------------------------------
   Net interest income after
     provision for loan losses                      1,240              1,466
                                            --------------------------------
Noninterest income:
 Brokerage commissions                                 51                 49
 Insurance sales commissions                          131                122
 Service charges on deposit accounts                  136                116
 Loan servicing fees                                    4                  6
 Other customer fees                                   42                 34
 Other income                                          12                 10
                                            --------------------------------
   Total noninterest income                           376                337
                                            --------------------------------
Noninterest expense:
 Salaries and employee benefits                       738                720
 Net occupancy expenses                               155                140
 Equipment expenses                                   104                 94
 Data processing fees                                  15                 50
 Deposit insurance expense                             18                 17
 Printing and office supplies                          65                 60
 Legal and professional fees                           82                 39
 Directors and committee fees                          25                 26
 Insurance expense                                     13                 10
 Marketing and advertising expenses                    45                 59
 Other expenses                                        95                 96
                                            --------------------------------
   Total noninterest expense                        1,355              1,311
                                            --------------------------------
   Income before income tax                           261                492
Income tax expense                                    108                217
                                            --------------------------------
   Net income                               $         153      $         275
                                            ================================
Earnings per share:
 Basic                                      $        0.12      $        0.19
                                            ================================
 Diluted                                    $        0.12      $        0.18
                                            ================================

Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of              As of
                                            June 30, 1999      June 30, 1998
----------------------------------------------------------------------------
Total assets                                $     154,604      $     148,342
Total loans, net                                  126,638            122,953
Loan loss reserve                                   1,202                577
Non-performing assets                               1,603                119
Non-performing assets to total assets               1.04%              0.08%
Allowance for loan losses to total assets           0.78%              0.39%
Investment securities                               4,527              3,200
Total deposits                                    120,929            117,307
Checking deposits                                  24,288             20,411
Money market deposits                               8,344              6,961
Passbook savings deposits                          14,943             15,339
Certificates of deposit                            73,354             74,596
Total stockholders' equity                         22,482             27,111



                              For the Three Months        For the Six Months
                                  Ended June                  Ended June
                                1999       1998             1999       1998
                                  (unaudited)                 (unaudited)
----------------------------------------------------------------------------
Net interest margin             3.91%      4.47%            4.00%      4.47%
ROA (annualized)                0.39%      0.75%            0.47%      0.72%
ROE (annualized)                2.71%      4.09%            3.19%      3.84%